SUBSEQUENT EVENT	6 Months Ended
Jun. 30, 2014
SUBSEQUENT EVENT
SUBSEQUENT EVENT

13. SUBSEQUENT EVENT

        On July 18, 2014, the Corporation announced the signing of a definitive agreement to acquire Peninsula Financial Corporation ("Peninsula") for $13.285 million. The purchase price of Peninsula contemplates a special dividend to Peninsula shareholders prior to the consummation that would reduce the acquired equity to $10.5 million. Peninsula is headquartered in Marquette County, Michigan and is the parent of Peninsula Bank with June 30 assets of approximately $132 million and six banking offices. The consummation of this transaction is expected to occur late in the third or early in the fourth quarter of 2014.